Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: John Sorensen

(914) 595-8204

VISANT CORPORATION MAKES STRATEGIC EXPANSION OF ITS SCHOOL AFFINITY BUSINESS THROUGH PURCHASE OF NEFF MOTIVATION, INC., A LEADING SUPPLIER OF CUSTOMIZED AWARDS FOR THE SCHOLASTIC SEGMENT

ARMONK, NEW YORK – March 16, 2007 – Visant Corporation today announced the  acquisition of Neff Motivation, Inc., a leading single source provider of custom award programs and apparel to the scholastic market segment.

Marc L. Reisch, Chief Executive Officer of Visant, commented, “Neff is a great addition to Visant’s scholastic affinity business, expanding our product offerings with another very well-respected brand. Neff is our third strategic acquisition during the last nine months as we continue to focus our investments into our core school affinity and marketing services businesses.”  Mr. Reisch further added, “we are very excited about the complementary selling opportunities the Neff organization and its products, including chenille letters and letter jackets, will bring to our scholastic business.”

Mr. Andrew Hannah, President of Neff, commented “the Neff team is enthused at the opportunity to work closely with Visant and position our business for the future. We are confident that our partnership with Visant will enable us to develop new market opportunities as well as fuel our organic growth strategies.”  Mr. Hannah further commented, “our affiliation with Visant will create tangible and sustainable value both for our customers and the Neff organization.”

The acquisition was accomplished through a stock purchase by Visant Corporation. Neff was previously owned primarily by Linsalata Capital Partners. Neff, which will be a wholly owned subsidiary of Visant, will continue to operate under the Neff brand name. The results of Neff will be reported under Visant’s scholastic segment. Neff has operations in Ohio, Georgia and the Dominican Republic and employs over 500 people.

About Visant

Visant Corporation is a leading marketing and publishing services enterprise servicing the school affinity, direct marketing, fragrance and cosmetics sampling and educational publishing markets.

Visant’s scholastic segment, which prior to the acquisition, consisted solely of Visant’s Jostens, Inc. scholastic operations, provides services related to the marketing, sale and production of class rings and an array of graduation products and other scholastic products to students and administrators in high schools, colleges and other post-secondary institutions. For more information on Visant, visit http://www.visant.net.

About Neff Motivation

For over 50 years, Neff has helped educators develop custom award programs that reward their students’ involvement in the educational process of academics, activities and athletics. Neff offers a comprehensive line of awards that includes chenille letters, plaques, medals, certificates, banners and mascot mats, and is a leading provider of staff and student apparel and letter jackets. For more information on Neff, visit http://www.neffco.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release may contain “forward-looking statements.”  Forward-looking statements are based on our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties, and you should not place undue reliance on them. Such risks and uncertainties include those set forth in our filings made with the Securities and Exchange Commission. These factors could cause actual results to differ materially from historical results or those anticipated or predicted by the forward-looking statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.

# # #